Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ADVENTRX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian M. Culley, principal executive officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2012

/s/ Brian M. Culley
Brian M. Culley Chief Executive Officer (Principal Executive Officer)

In connection with the Quarterly Report of ADVENTRX Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick L. Keran, principal financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2012

/s/ Patrick L. Keran
Patrick L. Keran President and Chief Operating Officer (Principal Financial Officer)